                                                                 EXHIBIT 10 (m)

THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS COVERING SUCH SECURITIES, OR (B) THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE LAW.

                            STOCK OPTION AGREEMENT

     This Stock Option Agreement ("Option Agreement") by and between Clinicor, Inc., formerly known as Pegasus Tax and Financial Planning Services, Inc., a Nevada corporation (hereinafter referred to as the "Company") and the "Optionee" identified below. The terms and conditions of this Option Agreement are subject to the terms, definitions and provisions of the 1995 Pegasus Employee and Consultant Stock Option Plan (the "Plan") adopted by the Company. The Plan is hereby incorporated by reference and attached hereto as Exhibit 1, as may be amended from time to time in accordance with the provisions of the Plan.

1.   PRINCIPAL TERMS.  The principal terms and conditions of this Option
     ---------------
     Agreement are summarized below, subject to the more detailed provisions set forth elsewhere in this Option Agreement:

     A.   GRANT DATE.  The "Grant Date" is February 27, 1995.
          ----------                                --

     B.   OPTIONEE.  The "Optionee" is ROBERT S. SAMMIS.
          --------

     C.   OPTION SHARES.  The Company hereby grants to Optionee an Option to
          -------------
     purchase One Hundred Fifty Thousand (150,000) shares of Common Stock (the "Shares"), subject to the terms and conditions of this Option Agreement and the Plan.

     D.   EXERCISE PRICE.  The exercise price is $1.25 for each share of Common
          --------------
     Stock, which price if an "incentive stock option" is not less than the fair market value per share of Common Stock on the Grant Date, as determined by the Board; provided, however, in the event Optionee is an Employee and owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary corporations immediately before the Grant Date, said exercise price is not less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the Grant Date as determined by the Board.

     E.   TERM/AMENDMENT.  The term of this Option commences on the Grant Date
          --------------
     and shall terminate on the fifth (5th) anniversary date of the Grant Date. Notwithstanding the foregoing, in no event may this Option be exercised more than ten (10) years from the Grant Date, and this Option may be exercised during such term only in accordance with the Plan and the terms of this Option. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, is an employee and owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the Grant Date. The provisions of this Agreement may be waived, altered, amended or repealed in whole or in part only upon the written consent of all parties to this Agreement and either Randy Haag or Arthur Haag so long as either Haag is a shareholder in the Company.

     F.   VESTING/EXERCISE.
          ----------------

          (I) "Vested" shares are the only Shares that Optionee may purchase hereunder. As of the Grant Date, no Shares are Vested Shares. The remaining balance of the Shares shall vest as set forth on Exhibit 2 attached hereto and incorporated herein by reference (provided, however, that in no event shall all such Option Shares vest at a rate less than twenty percent (20%) per year; the Option shall be exercised pursuant to the terms of Section 3 below only as to whole shares; no fractional shares may be purchased).

          (II) In the event of Optionee's termination, disability or death, the exercise rights of Optionee are also subj ect to Section 7 (termination),
     Section 8 (disability) and Section 9 (death).

          (III) In no event may this Option as an Incentive Stock Option become exercisable at a time or times which, when this Option is aggregated with all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the option covering such share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year. All such shares in excess of the $100,000 limit shall automatically become shares covered by non-statutory stock options.

2.   NATURE OF THE OPTION.  If Optionee is an Employee of the Company, this
     --------------------
     Option is intended to qualify as an Incentive Stock Option. If Optionee is a Consultant of the Company or the provisions of this Option Agreement or the Plan fail to qualify for Incentive Stock Option treatment under the Code, this Option shall be deemed a Nonstatutory Stock Option. It is the intention of the Company, however, that the provisions of this Option Agreement and the Plan qualify for Incentive Stock Option treatment under the Code with respect to Optionees who are employees of the Company.

3.   METHOD OF EXERCISE.  This Option shall be exercisable by written notice in
     ------------------
     the form attached as Exhibit 3. The Notice of Exercise shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the President, Secretary or Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price. Until the issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.

     No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.

4.   INVESTMENT REPRESENTATIONS; RESTRICTIONS ON TRANSFER.  By receipt of this
     ----------------------------------------------------
     Option, by its execution, and by its exercise in whole or in part, Optionee represents to the Company the following:


     A. Optionee understands that this Option and any Shares purchased upon its exercise are securities, the issuance of which requires compliance with federal and state securities laws.

     B. Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     C. Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

     D. Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain conditions specified by Rule 144, including among other things: (i) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate,
     (ii) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this Paragraph 4.(D), the Optionee acknowledges and agrees to the restrictions set forth in Paragraph 4.(E).

     In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (iii) in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

     E. In connection with the Company's subsequent underwritten public offering of the Company's securities, Optionee agrees: (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (except traded shares Optionee purchased in the open market and those shares included in the registration) without the prior written consent of the Company or the underwriters managing such underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (ii) to execute any agreement reflecting Section 4(E)(i) above as may be requested by the underwriters at the time of the public offering.

5.   METHOD OF PAYMENT.  Payment of the purchase price shall be made by cash or
     -----------------
     by delivery of a three year Promissory Note and Pledge Agreement in the form attached hereto as Exhibit 4.

6.   RESTRICTIONS ON EXERCISE.  This Option may not be exercised if the issuance
     ------------------------
     of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

7.   TERMINATION OF STATUS AS AN EMPLOYEE.
     ------------------------------------

     In the event of termination of Optionee's Continuous Status as an employee, Optionee shall have only three months after such termination date (but not later than expiration of the option term) to exercise this Option and then the exercise can be only to the extent that Optionee was entitled to exercise it at the date of such termination (i.e. vested Options). To the extent that Optionee was not entitled to exercise this Option at the date of such termination, this Option shall terminate as to those "non-vested" Shares and the non-vested Shares, if any, shall be forfeited to the Plan. To the extent Optionee does not exercise this Option timely, then any unexercised option shares, if any, shall be forfeited to the Plan.

8.   DISABILITY OF OPTIONEE.  Notwithstanding the provisions of Section 7 above,
     ----------------------
     in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of Optionee's permanent and total disability (as defined in Section 22(e) (3) of the Code), Optionee may, but only within twelve (12) months from the date of termination of employment or consulting relationship (but in no event later than the date of expiration of the Term of this Option as set forth in Section 1(E) hereof, exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, this Option shall terminate and all unexercised option shares, if any, shall be forfeited to the Plan.

9.   DEATH OF OPTIONEE.  In the event of the death of Optionee:
     -----------------

     A. During the term of this Option while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the Grant Date of this Option, this Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as an Employee or Consultant twelve (12) months after the date of death.

     B. Within three months after the termination of Optionee's Continuous Status as an employee or consultant, this Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 1(E) hereof, by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

10.  NON-TRANSFERABILITY OF OPTION.  This Option may not be transferred in any
     -----------------------------
     manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

11.  EARLY DISPOSITION OF STOCK.  If Optionee is an employee, Optionee
     --------------------------
     understands that, if Optionee disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one
     (1) year after such Shares were transferred to Optionee, Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured as the excess of (i) the lower of the fair market value of the Shares at the date of disposition or the fair market value of the Shares at the Grant Date over (ii) the price paid for the Shares. The amount of such ordinary income may be measured differently if Optionee is an officer, director or 10% control person (defined in Section 2(E) hereof) or if the Shares were subject to a substantial risk of forfeiture at the time they were transferred. Any gain recognized on such a premature sale of the Shares in excess of the amount treated as ordinary income will be characterized as capital gain. Optionee hereby agrees to notify the Company in writing
                    -------------------------------------------------------
     within thirty (30) days after the date of any such disposition.  Optionee
     --------------------------------------------------------------
     understands that if Optionee disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will generally be treated as long-term capital gain.

12.  TAXATION UPON EXERCISE OF OPTION:  If Optionee is a consultant, Optionee
     --------------------------------
     understands that, upon exercise of this Option, Optionee will generally recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. If Optionee is an employee and this Option is an Incentive Stock Option, Optionee understands that, upon exercise of this Option, Optionee will generally recognize income for purposes of the alternative minimum tax in amount equal to the excess of the then fair market value of the Shares over the exercise price.

13.  TAX CONSEQUENCES.  The Optionee understands that any of the foregoing
     ----------------
     references to taxation are based on federal income tax laws and regulations now in effect. The Optionee has reviewed with the Optionee's own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that the Optionee (and not the Company) shall be responsible for the Optionee's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Optionee hereby authorizes the company to make appropriate arrangements for any withholding of tax liability which may be required under applicable law in connection with the grant or exercise of this Option.

14.  PARTIES' SIGNATURES - DUPLICATE ORIGINALS:  This Option Agreement between
     -----------------------------------------
     the parties identified in Section 1 hereof shall be signed in two duplicate originals as follows:

     A. The Company shall sign two (2) duplicate originals of the "Company's Signature Page" for this Option Agreement.

     B. The Optionee shall sign two (2) duplicate originals of the "Optionee's Signature Page" for this Option Agreement together, where applicable, with Optionee's spouse.

     C. One complete duplicate original of this Option Agreement, (complete with one company signature page and one Optionee signature page) will be given to the Company and the other to Optionee.

Executed on behalf of the Company to be effective on the date first set forth above.

CLINICOR, INC.



By /s/ Thomas P. O'Donnell
  -----------------------------------
  (Signature)


Thomas P. O'Donnell, President
-------------------------------------
(Print Name & Title)

LIST OF EXHIBITS:

1.   Copy of 1995 Stock Option Plan

2.   Vesting Schedule

3.   Form of Notice of Exercise

4.   Promissory Note and Pledge Agreement

                          ACKNOWLEDGEMENT BY OPTIONEE


OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 1(F) HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE, OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE COMPANY'S PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.


Optionee acknowledges receipt of a copy of the Plan (a copy of which is annexed hereto as Exhibit 1) represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


This Acknowledgement is executed by Optionee as of February 27, 1995, to be considered effective as of the Grant Date of the Option.


OPTIONEE                           Residence:



/s/ Robert S. Sammis               3709 Gilbert
--------------------------         -----------------------------
(Signature)                        (Street)

Robert S. Sammis                   Austin, TX 78703
--------------------------         ------------------------------
(Print Name)                       (City, State, Zip)


Please also complete the following (if applicable):

The undersigned, being the spouse of the above-named Optionee, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the Option Agreement (including this page), and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joiner of the undersigned may be necessary.

OPTIONEE'S SPOUSE


__________________________         __________________________
Signature                          Print Name

                                   EXHIBIT 1

                1995 EMPLOYEE AND CONSULTANT STOCK OPTION PLAN

                                CLINICOR, INC.
                1995 EMPLOYEE AND CONSULTANT STOCK OPTION PLAN

     1.   PURPOSES OF THE PLAN.  The purposes of this Stock Option Plan are:
          --------------------

     . to attract and retain the best available personnel for positions of substantial responsibility;

     . to provide additional incentive to Employees and Consultants to remain with the Company; and

     .    to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:
          -----------

          A.   "ADMINISTRATOR" means the Board or any of its Committees as shall
                -------------
be administering the Plan, in accordance with Section 4 of the Plan.

          B.   "APPLICABLE LAWS" means the legal requirements relating to the
                ---------------
admin istration of stock option plans under state corporate and securities laws and the Code.

          C.   "BOARD" means the Board of Directors of the Company.
                -----

          D.   "CODE" means the Internal Revenue Code of 1986, as amended.
                ----

          E.   "COMMITTEE" means a Committee appointed by the Board in
                ---------
accordance with Section 4 of the Plan.

          F.   "COMMON STOCK" means the Common Stock of the Company.
                ------------

          G.   "COMPANY" means CLINICOR, INC., a Nevada corporation, formerly
                -------
Pegasus Tax and Financial Planning Services, Inc., a Nevada corporation.

          H.   "CONSULTANT" means any person, including an advisor, engaged by
                ----------
the Company or a Parent or Subsidiary to render services, and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company, or who are not compensated by the Company for their services as Directors.

          I.   "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the
                ----------------------------------------------
employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where re-employment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries, or its successor.

          J.   "DIRECTOR" means a member of the Board.
                --------

          K.   "DISABILITY" means total and permanent disability as defined in
                ----------
Section 22(e)(3) of the Code.

          L.   "EMPLOYEE" means any person, including Officers and Directors,
                --------
employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a Director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          M.   "EXCHANGE ACT" means the Securities Exchange Act of 1934, as
                ------------
amended.

          N.   "FAIR MARKET VALUE" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               I) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no shares were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the date of determination, as reported in The Wall Street
                                                               ---------------
Journal, or such other source as the Administrator deems reliable;
-------

               II) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof), or is regularly quoted by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal, or such other source as
                              -----------------------
the Administrator deems reliable;

               III) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          O.   "INCENTIVE STOCK OPTION" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          P.   "NONSTATUTORY STOCK OPTION" means an Option not intended to
                -------------------------
qualify as an Incentive Stock Option.

          Q.   "NOTICE OF GRANT" means a written notice evidencing certain terms
                ---------------
and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          R.   "OFFICER" means a person who is an officer of the Company within
                -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated there under.

          S.   "OPTION" means a stock option granted pursuant to the Plan.
                ------

          T.   "OPTION AGREEMENT" means a written agreement between the Company
                ----------------
and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          U.   "OPTION EXCHANGE PROGRAM" means a program whereby outstanding
                -----------------------
options are surrendered in exchange for options with a lower exercise price.

          V.   "OPTIONED STOCK" means the Common Stock subject to an Option.
                --------------

          W.   "OPTIONEE" means an Employee or Consultant who holds an
                --------
outstanding Option.

          X.   "PARENT" shall mean a "parent corporation," whether now or
                ------
hereafter existing, as defined in Section 424(e) of the Code.

          Y.   "PLAN" shall mean this 1995 Employee and Consultant Stock Option
                ----
Plan.

          Z.   "RULE 16B-3" means Rule 16b-3 of the Exchange Act, or any
                ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          AA.  "SHARE" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 12 of the Plan.

          BB.  "SUBSIDIARY" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   STOCK SUBJECT TO THE PLAN.  Subject to the provisions of Section 12 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

          If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has been terminated); provided,
                                                                    --------
however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   ADMINISTRATION OF THE PLAN.
          --------------------------

          A.   PROCEDURE.
               ---------

               I)    MULTIPLE ADMINISTRATIVE BODIES.  If permitted by Rule 16b-
                     ------------------------------
3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

               II)   ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS
                     -----------------------------------------------------
SUBJECT TO SECTION 16(B).  With respect to Option grants made to Employees who
------------------------
are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3;

               III)  ADMINISTRATION WITH RESPECT TO OTHER PERSONS.  With respect
                     --------------------------------------------
to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board; or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity and otherwise directed by the Board. The Board may increase the size of the new Committee and appoint additional members, remove members (with or without cause), and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

          B.   POWERS OF THE ADMINISTRATOR.  Subject to the provisions of the
               ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               I) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

               II) to select the Consultants and Employees to whom Options may be granted hereunder;

               III) to determine whether and to what extent Options are granted hereunder;

               IV) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               V)    to approve forms of agreement for use under the Plan;

               VI) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               VII) to reduce the exercise price of any Option to the then-current Fair Market Value, if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               VIII) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               IX) to prescribe, amend and rescind rules and regulations relating to the Plan;

               X) to modify or amend each Option (subject to Section 16 of the Plan);

               XI) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

               XII)  to institute an Option Exchange Program;

               XIII) to determine the terms and restrictions applicable to Options; and

               XIV) to make all other determinations deemed necessary or advisable for administering the Plan.

          C.   EFFECT OF ADMINISTRATOR'S DECISION.  The Administrator's
               ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

     5.   ELIGIBILITY.  Nonstatutory Stock Options may be granted to Employees
          -----------
and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.

     6.   LIMITATIONS.
          -----------

          A. Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company, or any Parent or Subsidiary), exceeds $100,000, such excess Options shall be treated as Non-statutory Stock Options. For purposes of this Section 6.a., Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

          B. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

     7.   TERM OF PLAN.  Subject to Section 16 of the Plan, the Plan shall
          ------------
become effective upon the earlier to occur of its adoption by the Board, or its approval by the stockholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years, (unless terminated earlier) under Section 14 of the Plan.

     8.   TERM OF OPTION.  The term of each Option shall be stated in the Notice
          --------------
of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     9.   OPTION EXERCISE PRICE AND CONSIDERATION.
          ---------------------------------------

          A.   EXERCISE PRICE.  The per Share exercise price for the Shares to
               --------------
be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               I)    In the case of an Incentive Stock Option:

                     A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                     B) granted to any Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               II) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

          B.   WAITING PERIOD AND EXERCISE DATES.  At the time an Option is
               ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

          C.   FORM OF CONSIDERATION.  The Administrator shall determine the
               ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist of:

               I)    cash;

               II)   check;

               III)  promissory note;

               IV) other Shares which (a) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender; and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               V) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               VI)   any combination of the foregoing methods of payment; or

               VII) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.  EXERCISE OF OPTION.
          ------------------

          A.   PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan, and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when the Company receives:
(I) written notice of exercise, together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option (all in accordance with the Option Agreement) from the person entitled to exercise the Option, and (II) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          B.   TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP.  Upon
               ----------------------------------------------------
termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          C.   DISABILITY OF OPTIONEE.  In the event that an Optionee's
               ----------------------
Continuous Status as an Employee or Consultant terminates as a result of Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.
If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          D.   DEATH OF OPTIONEE.  In the event of the death of an Optionee, the
               -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.

          E.   RULE 16B-3.  Options granted to individuals subject to Section 16
               ----------
of the Exchange Act ("Insiders"), must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     11.  NONTRANSFERABILITY OF OPTIONS.  An Option may not be sold, pledged,
          -----------------------------
assigned, hypothecated, transferred, or disposed of in any manner, other than by Will or by the laws of descent or distribution, and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET
          ----------------------------------------------------------------------
          SALE OR CHANGE OF CONTROL.
          -------------------------

          A.   CHANGES IN CAPITALIZATION.  Subject to any required action by the
               -------------------------
Stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

          B.   DISSOLUTION OR LIQUIDATION.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          C.   MERGER OR ASSET SALE.  Subject to the provisions of paragraph (d)
               --------------------
hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per-share consideration received by holders of Common Stock in the merger or sale of assets.

          D.   CHANGE IN CONTROL.  In the event of a "Change of Control" of the
               -----------------
Company, as defined in paragraph (e) below, then the following acceleration and valuation provisions shall apply:

               I) Except as otherwise determined by the Board, in its discretion, in the event of an anticipated Change in Control, any Options outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

               II) Except as otherwise determined by the Board, in its discretion, in the event of an anticipated Change in Control, all outstanding Options, to the extent they are exercisable and vested (including Options that shall become exercisable and vested pursuant to subparagraph i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price (reduced by the exercise price applicable to such Options). These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee, prior to payment, to the estate of the Optionee or a person who acquired the right to exercise the Option by bequest or inheritance.

               III) Any payment made pursuant to this paragraph (d) shall not exceed the maximum amount which could be paid to an Optionee without having the payment treated as an "excess parachute payment" within the meaning of (S)280G of the Code.

          E.   DEFINITION OF "CHANGE IN CONTROL".  For purposes of this Section
               ---------------------------------
12, a "Change in Control" means the happening of any of the following:

               I) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing more than twenty-five percent (25%) of the combined voting power of the Company's then-outstanding securities entitled to vote generally in the election of directors; or

               II) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five percent (75%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

               III) A change in the composition of the Board of Directors of the Company occurring within a two (2) year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the stockholders; or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

          F.   CHANGE IN CONTROL PRICE.  For purposes of this Section 12,
               -----------------------
"Change in Control Price" shall be, as determined by the Board: (i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change of Control Price by the Board (the "60-Day Period"); or (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period; or (iii) some lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

     13.  DATE OF GRANT.  The date of grant of an Option shall be, for all
          -------------
purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     14.  AMENDMENT AND TERMINATION OF THE PLAN.
          -------------------------------------

          A.   AMENDMENT AND TERMINATION.  The Board may at any time amend,
               -------------------------
alter, suspend or terminate the Plan.

          B.   STOCKHOLDER APPROVAL.  The Company shall obtain Stockholder
               --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such Stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

          C.   EFFECT OF AMENDMENT OR TERMINATION.  No amendment, alteration,
               ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     15.  CONDITIONS UPON ISSUANCE OF SHARES.
          ----------------------------------

          A.   LEGAL COMPLIANCE.  Shares shall not be issued pursuant to the
               ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          B.   INVESTMENT REPRESENTATION.  As a condition to the exercise of an
               -------------------------
Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required.

     16.  LIABILITY OF COMPANY.
          --------------------

          A.   INABILITY TO OBTAIN AUTHORITY.  The inability of the Company to
               -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          B.   GRANTS EXCEEDING ALLOTTED SHARES.  If the Option Stock covered by
               --------------------------------
an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional Stockholder approval, such Option shall be void with respect to such excess Optioned Stock, unless Stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14.b. of the Plan.

     17.  RESERVATION OF SHARES.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18.  STOCKHOLDER APPROVAL.  Continuance of the Plan shall be subject to
          --------------------
approval by the Stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such Stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                                   EXHIBIT 2
                               VESTING SCHEDULE


     (i) The first 50,000 stock options will vest no earlier than one (1) year after the Grant Date if for the 1995 fiscal year the Company achieves sales of $5.0 million or $750,000 in pre-tax earnings and Optionee is still an employee of the Company on the date of vesting;

     (ii) The next 50,000 options will vest no earlier than January 1, 1998, if prior thereto for any rolling 12 month period the Company achieves $12 million in sales or $2 million in pre-tax earnings and Optionee is still an employee of the Company on the date of vesting; and

    (iii) The final set of 50,000 options will will vest no earlier than January 1, 1999, if prior thereto for any rolling 12 month period the Company achieves $18 million in sales or $3 million in pre-tax earnings and Optionee is still an employee of the Company on the date of vesting.

                                   EXHIBIT 3
                         FORM OF NOTICE OF EXERCISE OF
                                 STOCK OPTION


     DATE:   _____________________________


     TO:     _____________________________


     FROM:   _________________________________________________
     ("Optionee")


     RE:     Exercise of Stock Option By Optionee Named Above


     In accordance with the terms of my Stock Option Agreement dated _________________, 19____, I hereby exercise my option to purchase _______ Shares at $ __________ per share (total exercise price of $ ___________), effective today. The option price and vested amount is in accordance with the provisions of my aforementioned Stock Option Agreement.

     Unless a different form of payment is agreed to by the parties, attached is a check payable to ________________________ for the total exercise price of the Shares being purchased. The undersigned confirms the representations made in Section 4 of the Stock Option Agreement.

     Please prepare the stock certificate in the following name(s). (Note, if the stock is to be registered in a name other than Optionee's name, the Company's approval for said other person's ownership is required,

                       _________________________________

                       _________________________________

                       _________________________________


Sincerely,


__________________________________
(Signature)

___________________________________
(Print or Type Name)

Letter and consideration received by Company on ________________, 19____.

By: _______________________________

                                   EXHIBIT 4
                     PROMISSORY NOTE AND PLEDGE AGREEMENT

                        (FOR EXERCISE OF PLAN OPTIONS)
                                   Exhibit 4
                                PROMISSORY NOTE

$__________                      Austin, Texas                  __________, 199_

     FOR VALUE RECEIVED, the undersigned, ________________ (the "MAKER"), hereby promises to pay to CLINICOR, INC., a Nevada corporation, formerly, PEGASUS TAX AND FINANCIAL PLANNING SERVICES, INC., a Nevada corporation (the "PAYEE"), or order, in Austin, Texas, or at such other place as PAYEE may from time to time designate, in United States of America currency, the sum of ____________________ Dollars ($__________), with interest on the unpaid principal balance. Interest shall accrue from the date of this Note at the rate of __________ percent (___%) per annum (which interest is no less than that required to avoid the imputation of interest under the Internal Revenue Code of 1986, as amended).

     Accrued interest, if any, shall be payable annually, commencing on the first anniversary date of this Note. Any unpaid accrued interest and principal shall be due and payable on, or before, the third anniversary date of this Note.

   The MAKER shall have the right to prepay all or any part of the unpaid principal of this Note from time to time without any penalty or premium, provided that any such prepayments shall be applied first against any accrued interest, and then against principal.

   The MAKER shall be deemed to be in default if MAKER fails to pay any installment of interest within thirty (30) days after the due date. In such event, the total sum of principal and accrued interest shall become immediately due and payable at the option of PAYEE or other assignee of this Note.

     If a party breaches this Note, the breaching party shall pay all costs and attorneys' fees incurred by the other party in connection with such breach, whether or not any litigation is commenced.

     This Note is secured by a pledge of PAYEE's Common Stock acquired by MAKER with this Note pursuant to a Pledge Agreement dated of even date herewith.

     Consent by PAYEE or other assignee of this Note to waive one default shall not be deemed to be a waiver of the right to waive future or successive defaults.

   This Note shall be governed as to its construction, interpretation and enforcement and in all other respects by the laws of the State of Texas.

   This Note shall not be modified, amended or cancelled except in accordance with the terms of that certain Stock Option Agreement to which this Note relates by and between PAYEE and MAKER.

   The MAKER waives demand, presentment, protest, notice of nonpayment, notice of protest and any and all lack of diligence or delays which may occur in the collection of this Note.

   IN WITNESS WHEREOF, the MAKER has caused this Note to be duly executed at Austin, Texas.


                                                       _____________________
                                                       (Signature)

                               PLEDGE AGREEMENT
                                   Exhibit 4
                          (Stock Option Plan Pledge)

     THIS PLEDGE AGREEMENT is made and entered into effective as of the date set forth below by and between ________________________ ("Pledgor") and CLINICOR, INC., A NEVADA CORPORATION, FORMERLY PEGASUS TAX AND FINANCIAL SERVICES PLANNING, INC., A NEVADA CORPORATION ("PLEDGEE").

                                   RECITALS
                                   --------

     A. Pledgor has purchased ________ shares of Pledgee's common stock (the "Shares") pursuant to his February ___, 1995 Stock Option Agreement ("Option Agreement") under Pledgee's 1995 Employee and Consultant Stock Plan.

     B. In payment for the Shares, Pledgor has executed and delivered a promissory note to Pledgee in the form attached hereto as Exhibit A (the "Note").

     C. As security for payment of the indebtedness represented by the Note, Pledgor has agreed to pledge the Shares with Pledgee to secure payment under the Note.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

     1.   CREATION OF PLEDGE. Pledgor hereby assigns and sets over to Pledgee
          ------------------
the share certificate(s) evidencing Pledgor's ownership of the Shares, together with stock powers attached thereto, duly endorsed in blank for transfer pursuant thereto.

     2.   ACCEPTANCE BY PLEDGEE. Pledgee accepts the terms of the above pledge
          ---------------------
and agrees to hold the Shares in pledge during the term of this Agreement, subject to the terms and conditions below.

     3.   RIGHT TO VOTE SHARES. So long as Pledgor is not in default in the
          --------------------
payment of any installments of interest or principal due under the Note, Pledgor shall have the right to vote the Shares on all corporate questions, and Pledgee shall, if necessary, execute due and timely proxies in favor of Pledgor to this end.

     4.   STOCK DIVIDENDS. If, during the term of this pledge, any stock
          ---------------
dividend, reclassification, readjustment or other change in the capital structure or capital stock of Pledgee is permitted and declared, all new, substituted and additional shares, or other securities issue with regard to the Shares by reasons of any such change, shall be promptly turned over by Pledgor to Pledgee to be held by Pledgee under the terms and conditions of this Agreement in the same manner as the Shares.

     5.   WARRANTS, RIGHTS AND OPTIONS. If, during the term of this pledge,
          ----------------------------
subscription warrants or any other rights or options shall be granted, declared or issued in connection with the Shares, such warrants, rights and options shall be exercisable by Pledgor and if exercised by Pledgor, all new stock or other securities so acquired by Pledgor shall be transferred to Pledgee and become subject to all of the terms and conditions of this Agreement, in the same manner as the Shares.

     6.   RELEASE OF SHARES FROM PLEDGE. When Pledgor has paid the amount due
          -----------------------------
under the Note in full, Pledgee shall transfer to Pledgor all of the Shares, and the pledge shall then terminate, and the terms thereof shall thereafter have no force or effect.

     7.   NOTICE OF DEFAULT; SALE OF SHARES. If Pledgor defaults in the payment
          ---------------------------------
of any amount due under the Note, Pledgee may, without liability for any diminution in price which may have occurred, sell the Shares on such terms and for such consideration as Pledgee may determine, at any public or private sale. At any such sale, Pledgee shall be free to purchase all or any part of the deposited Shares for its own account.

     8.   EXPENSES OF SALE; DISPOSITION OF PROCEEDS. After first reimbursing
          -----------------------------------------
itself for its reasonable costs in selling the Shares, from the balance of the proceeds Pledgee shall next be paid an amount equal to the total balance of principal and accrued interest due under the Note. The remainder of the proceeds, if any, shall be paid to Pledgor. If the proceeds of any sale are less than the balance of principal and accrued interest due on the Note plus the costs and expenses of sale, Pledgor shall remain liable to Pledgee for such deficiency.

     9.   EXECUTION OF DOCUMENTS. Pledgor and Pledgee agree to execute any and
          ----------------------
all documents necessary to carry out the provisions of this Agreement.

     10.  PLEDGEE MUST CONSENT TO TRANSFER OF SHARES. During the term of this
          ------------------------------------------
pledge, none of the Shares may be sole, gifted or otherwise disposed of, without the written consent of Pledgee.

     11.  RESTRICTIVE LEGENDS. Pledgee may, in its sole discretion or as
          -------------------
required by law, place appropriate restrictive legends on share certificates evidencing the Shares with respect to this pledge and applicable securities laws.

     12.  SUCCESSORS AND ASSIGNS. This Agreement, and all the terms hereof,
          ----------------------
shall inure to the benefit of and be binding upon the parties hereto and their respective successors, executors, administrators or assigns.

     13.  APPLICABLE LAW/ATTORNEYS' FEES. This Agreement shall be governed by
          ------------------------------
and construed in accordance with the laws of the State of Texas. If a dispute arises hereunder, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

     14.  AMENDMENTS. This Pledge Agreement shall not be modified, amended or
          ----------
cancelled except in accordance with the terms of Pledgee's Option Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of ___________________.

PLEDGOR:                      PLEDGEE:

                              by ______________________
                                (Signature)
_______________________
(Signature)
                              _________________________
                              (Print Name and Title)

                                      -2-